Exhibit 99.3

VOYAGER OIL & GAS, INC.

PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

Page

Unaudited Pro Forma Condensed Consolidated Combined Financial Statements	F-39

Notes to Unaudited Pro Forma Condensed Consolidated Combined Financial Statements	F-43

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated combined statements of operations for the year ended December 31, 2009 and the three months ended March 31, 2010 are based on the historical statements of operations of Voyager Oil & Gas, Inc. (“Company”) and Plains Energy Investments, Inc. (“Target Company”), giving effect to the Company’s acquisition of the Target Company as if the acquisition had occurred on January 1, 2009. The Company’s historical information is derived from the audited financial statements of Voyager Oil & Gas, Inc. for the year ended December 31, 2009 and the unaudited financials for the three months ended March 31, 2010 included elsewhere in this prospectus. The Target Company’s historical information has been derived from audited financial information for the year ended December 31, 2009 and the unaudited period from January 1, 2010 to March 31, 2010.

The unaudited pro forma condensed consolidated combined financial statements are provided for information purposes only and are based on estimates and assumptions as set forth in the notes to such statements. The unaudited pro forma condensed consolidated combined financial statements are not necessarily indicative of the combined results of operations to be expected in any future period or the results that actually would have been realized had the transaction been completed on January 1, 2009. This information should be read in conjunction with the historical financial statements and related notes of the Company and the Target Company included in this prospectus, and in conjunction with the accompanying notes to these unaudited pro forma condensed consolidated combined financial statements.

VOYAGER OIL & GAS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED

BALANCE SHEET

MARCH 31, 2010

(in thousands)

	Voyager Oil & Gas, Inc. (formerly ante4, Inc.)	Plains Energy Investments, Inc.	Pro Forma Adjustments	Notes	Pro Forma Combined

Assets
Current assets:
Cash and cash equivalents	391	852	(391)	(a)	852
Short-term investments	28,199	102	(801)	(d)	27,500
Accounts receivable, net of allowances	7,807	20	(7,807)	(b)	20
Other	111	19	(111)	(c)	19
Total Current Assets	36,508	993			28,391

Investments in debt securities and put rights	3,116	—	(3,116)	(d)	—
Oil & Gas Properties - Full Cost Method	—	8,936	—		8,936
Property and equipment, net	35	21	(35)	(e)	21
Other	—	—	—		—
Total Assets	39,659	9,950			37,348

Liabilities and Stockholders’ Equity
Liabilities:
Accounts payable	405	51	(307)	(f)	149
Accrued payroll and related	5	—	(5)	(f)	—
Line of credit	2,436	—	(2,436)	(g)	—
Operating lease reserve	602	—			602
Royalties payable	415	—	(415)	(f)	—
Other accrued expenses	209	3	(209)	(f)	3
Deferred revenue	—	—	—		—
Due to related party	—	1,375	—		1,375
Income taxes payable	(117)	—	—		(117)
Total Liabilities	3,955	1,429			2,012

Commitments and Contingencies

Stockholders’ equity:
Preferred stock	—	—	—		—
Common stock	21	25	—		46
Additional paid-in capital	45,938	10,979	(19,145)	(h)	37,772
Deficit	(10,256)	(2,494)	10,256	(i)	(2,494)
Accumulated other comprehensive gain	1	11	—		12
Total Stockholder’s equity	35,704	8,521			35,219
Total Liabilities and Stockholders’ equity	39,659	9,950			37,348

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements

VOYAGER OIL & GAS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2010

(in thousands)

	Voyager Oil & Gas, Inc. (formerly ante4, Inc.)	Plains Energy Investments, Inc.	Pro Forma Adjustments	Notes	Pro Forma Combined

Revenues	$—	$22	—		$22

Cost of revenues	—	—	—		—

Gross profit	—	22			22

Selling, general and administrative expenses	958	77	(854)	(l)	181
Asset impairment and abandonment charges	—	—	—		—
Production Taxes	—	3	—		3
Share Based Compensation	—	178	—		178
Depletion of Oil and Gas Properties	—	8	—		8
Depreciation Expense	—	1	—		1

Loss from operations	(958)	(245)			(349)

Other income (expense):
Interest income	64	—	—		64
Interest expense	(7)		7	(o)	—
Other	17	11	(17)	(o)	11
Earnings (loss) from continuing operations before income taxes	(884)	(234)			(274)

Income taxes		—	—		—
Earnings (loss) from continuing operations	(884)	(234)			(274)

Loss from discontinued operations, net of income taxes	—	—	—		—
Net earnings (loss)	(884)	(234)			(274)

Unrealized loss on securities	(1)	—	—		(1)
Comprehensive earnings (loss)	(885)	(234)			(275)

Net earnings (loss) per share - basic	(0.04)				(0.01)

Net earnings (loss) per share - diluted	(0.04)				(0.01)

Weighted-average shares outstanding - basic	21,263		24,041	(r)	45,304
Common stock equivalents	—				—
Weighted-average shared outstanding - diluted	21,263				45,304

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements

VOYAGER OIL & GAS, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2009

(in thousands)

	Voyager Oil & Gas, Inc. (formerly ante4, Inc.)	Plains Energy Investments, Inc.	Pro Forma Adjustments	Notes	Pro Forma Combined

Revenues	$16,795	$—	(16,795)	(j)	$—

Cost of revenues	5,500	—	(5,500)	(k)	—

Gross profit	11,295	—			—

Selling, general and administrative expenses	11,828	64	(11,017)	(l)	875
Asset impairment and abandonment charges	1,000	—	(1,000)	(m)	—
Production Taxes	—	—	—		—
Share Based Compensation	—	2,244	—		2,244
Depletion of Oil and Gas Properties	—	—	—		—
Depreciation Expense	—	—	—		—

Loss from operations	(1,533)	(2,308)			(3,119)

Other income (expense):
Gain on Peerless Media Ltd. asset sale	16,390	—	(16,390)	(n)	—
Interest	148	—	—		148
Other	(141)	31	141	(o)	31
Earnings (loss) from continuing operations before income taxes	14,864	(2,277)			(2,940)

Income taxes	631	—	(631)	(p)	—
Earnings (loss) from continuing operations	14,233	(2,277)			(2,940)

Loss from discontinued operations, net of income taxes
(including $306) for shutdown in 2009)	(1,081)	—	1,081	(q)	—
Net earnings (loss)	13,152	(2,277)			(2,940)

Unrealized loss on securities	(2)	—	—		(2)
Comprehensive earnings (loss)	13,150	(2,277)			(2,942)

Earnings (loss) per common share from continuing operations - basic	0.69		—		(0.07)
Loss per common share from discontinued operations - basic	(0.05)		—		—
Net earnings (loss) per share - basic	0.64				(0.07)

Earnings (loss) per common share from continuing operations - diluted	0.67		—		(0.07)
Loss per common share from discontinued operations - diluted	(0.05)		—		—
Net earnings (loss) per share - diluted	0.62				(0.07)

Weighted-average shares outstanding - basic	20,603		24,041	(r)	44,644
Common stock equivalents	540		(540)		—
Weighted-average shared outstanding - diluted	21,143				44,644

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements

VOYAGER OIL & GAS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED COMBINED FINANCIAL STATEMENTS

1. Basis of Presentation

The following table summarizes the fair value of assets acquired and liabilities assumed (in thousands) :

Assets acquired
Cash	$244
Trade receivables	20
Short-term investments	—
Other current assets	19
Oil and Gas Properties, Full Cost Method	10,004
Other Property and Equipment	22
Less: accumulated depreciation and depletion	(9)
Total assets acquired	10,300
Liabilities assumed
Accounts payable	51
Other current liabilities	3
Due to related parties	1,725
Total fair value of assets and liabilities acquired	$8,521

2. Pro Forma Adjustments

The preceding unaudited pro forma condensed consolidated combined financial statements have been prepared as if the acquisition was completed on January 1, 2009 for the statement of operations purposes and reflect the following pro forma adjustments:

(a)	To reflect the elimination of the cash held by the Company greater than the purchase price named in the merger agreement.

(b)	To reflect the elimination of the accounts receivable held by the Company that was not transferred to the surviving entity as a part of the merger agreement.

(c)	To reflect the elimination of the other assets held by the Company that was not transferred to the surviving entity as a part of the merger agreement.

(d)	To reflect the elimination of the investments held by the Company greater than the purchase price named in the merger agreement.

(e)	To reflect the elimination of the property and equipment held by the Company that was not transferred to the surviving entity as a part of the merger agreement.

(f)	To reflect the elimination of the accounts payable and accrued liabilities held by the Company that was not transferred to the surviving entity as a part of the merger agreement.

(g)	To reflect the elimination of the line of credit held by the Company that was not transferred to the surviving entity as a part of the merger agreement.

(h)	To reflect the elimination of the additional paid-in capital held by the Company that was not transferred to the surviving entity as a part of the merger agreement.

(i)	To reflect the elimination of the deficit held by the Company that was not transferred to the surviving entity as a part of the merger agreement.

(j)	To eliminate the historical revenue recognized by the Company related to royalty revenue transactions that would not have been recognized by the surviving entity.

(k)	To eliminate the costs of historical revenue recognized by the Company related to royalty revenue transactions that would not have been recognized by the surviving entity.

(l)

To eliminate selling, general and administrative expenses recognized by the Company that would not have been recognized by the surviving entity. The remaining expenses that would have been recognized relate to office lease expense retained by the surviving entity, less sublease payments received for the year ended December 31, 2009 and for the three months ended March 31, 2010:

Office lease expense		$897,000
Less: sublease income received	$	(86,000)
Additional lease expenses recognized by the surviving entity for the year ended December 31, 2009		$811,000

Office lease expense	$233,000
Less: sublease income received	$(129,000)
Additional lease expenses recognized by the surviving entity for the three months ended March 31, 2010	$104,000

(m)	To reflect the elimination of the impairment charges recognized by the Company that would not have been recognized by the surviving entity.

(n)	To reflect the elimination of the asset sale recognized by the Company that would not have been recognized by the surviving entity.

(o)	To reflect the elimination of interest, other income and expenses recognized by the Company that would not have been recognized by the surviving entity.

(p)	To reflect the elimination of income tax expense recognized by the Company that would not have been recognized by the surviving entity.

(q)	To reflect the elimination of loss from discontinued operations recognized by the Company that would not have been recognized by the surviving entity.

(r)	To reflect the issuance of the Company’s shares in conjunction with the acquisition (excluding shares subject to vesting).